Exhibit 10.1

FIRST AMENDMENT TO AGREEMENT OF LEASE

THIS FIRST AMENDMENT TO AGREEMENT OF LEASE (this “Amendment”) is made this 23 day of January, 2007, by ATRIUM BUILDING, LLC, a Maryland limited liability company (“Landlord”) and TESSCO TECHNOLOGIES, INC., a Delaware corporation (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that Agreement of Lease dated November 3, 2003 (the “Lease”), by the terms of which Tenant leases from Landlord and Landlord leases to Tenant that certain premises containing an agreed upon equivalent of 93,549 square feet of rentable area (the “Premises”) within the office building located at 375 West Padonia Road, Timonium, Maryland 21093 (the “Building”), all as more particularly described in the Lease for a term which expires on May 31, 2007 (the “Initial Term”);

WHEREAS, Landlord and Tenant mutually desire to extend the term of the Lease and to amend the same with respect to the Base Rent and certain other matters of the Lease, all as more particularly set forth below; and

WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.             Extension of Term.  Landlord and Tenant agree that the Term of the Lease shall be extended for one (1) additional period of six (6) months commencing on June 1, 2007, and expiring November 30, 2007 (the “First Renewal Term”).  Tenant’s rental of the Premises during the First Renewal Term shall be on the same terms, covenants and conditions set forth in the Lease, provided, however, that Tenant shall pay as Base Rent during the First Renewal Term the amounts set forth below:

Period of First Renewal Term	Annual Base Rent	Monthly Installment of Annual Base Rent

6/1/07—11/30/07*	$1,496,784.00	$124,732.00

* The parties acknowledge that the Base Rent is annualized based on a full year.

2.             Notices.  Commencing as of the date of this Amendment, Section 33 of the Lease is hereby amended by deleting the address of Landlord and replacing that address with the following:

If to Landlord:	Atrium Building, LLC
c/o Corporate Office Properties, L.P.
6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
Attn: General Counsel
Facsimile: (443) 285-7652

3.             Ratification of Lease.  All other terms, covenants and conditions of the Lease shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have respectively affixed their hands and seals to this Amendment as of the day and year first above written.

WITNESS:		LANDLORD:
ATRIUM BUILDING, LLC

/s/	By:	/s/	(SEAL)
Roger A. Waesche, Jr.
Executive Vice President

WITNESS:		TENANT:
TESSCO TECHNOLOGIES, INC.

/s/	By:	/s/	(SEAL)
	Name:	D. A. Rein
	Title:	SVP, Operations

STATE OF MARYLAND, COUNTY OF ________________, TO WIT:

I HEREBY CERTIFY, that on this ______ day of                             , 2007, before me, the undersigned Notary Public of said State, personally appeared ROGER A. WAESCHE, JR. , who acknowledged himself to be Executive Vice President of ATRIUM BUILDING, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Executive Vice President by signing the name of the company by himself as Executive Vice President.

WITNESS my hand and Notarial Seal.

Notary Public

My Commission Expires:

STATE OF MARYLAND,                            , TO WIT:

I HEREBY CERTIFY, that on this       day of                    , 2007, before me, the undersigned Notary Public of said State, personally appeared                             , known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged himself/herself to be the                                       of TESSCO TECHNOLOGIES, INC., a Delaware corporation, that he/she, as such                           , being authorized so to do, executed the foregoing instrument on behalf of said Corporation by himself/herself as such _____________________.

WITNESS my hand and Notarial Seal.

My Commission Expires:	Notary Public